SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2006

GEOVAX LABS, INC.
(Exact name of registrant as specified in Charter)

Illinois	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1256 Briarcliff Road N.E.
Emtech Bio Suite 500
Atlanta, Georgia 30306
(Address of Principal Executive Offices)

(404) 727-0971
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13(e)-4(c))

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant's management as well as estimates and assumptions made by the registrant's management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the registrant or the registrant's management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant's industry, operations and results of operations and any businesses that may be acquired by the registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Entry into a Material Definitive Agreement

As a condition to the Merger described below, the registrant’s Board of Directors and those shareholders holding a majority of the registrant’s outstanding voting power adopted and approved the GeoVax Labs, Inc. 2006 Equity Incentive Plan (the “Plan”).  The following is a brief summary of the Plan.  This summary is qualified in its entirety by the full text of the Plan. The Plan reserves 36,000,000 shares of the registrant’s common stock, or approximately 5% of the shares issued and outstanding on the date of the Merger, for issuance in accordance with its terms. The purpose of the Plan is to enable the registrant to offer to employees, officers, directors and consultants an opportunity to acquire a proprietary interest in the registrant.

The Plan became effective upon the consummation of the Merger. Unless the Plan is earlier terminated in accordance with its provisions, no stock incentives will be granted under the Plan after the earlier of ten years from the effective date, or the date on which all of the shares reserved for the Plan have been issued or are no longer available for use under the Plan.

The Plan will be administered by a committee of two or more members of the Board of Directors. The Committee will have full power to:

•	select eligible participants to receive awards under the Plan;
•	determine the sizes and types of stock incentives to award under the Plan;
•	determine the terms and conditions of such awards;
•	interpret the Plan and any agreement or instrument entered into under the Plan;
•	establish, amend, or waive rules or regulations for the administration of the Plan;
•	amend the terms and conditions of any outstanding stock incentives as allowed under the Plan; and
•	make all other determinations, or take such other actions, as may be necessary or advisable for the administration of the Plan.

The Board of Directors and the Committee may grant the following stock incentives under the Plan (each individually, a “Stock Incentive”):

•
stock options to purchase shares of common stock, including options intended to qualify under Section 422 of the Internal Revenue Code (“incentive stock options”) and options not intended to qualify under Section 422 of the Internal Revenue Code (“non-qualified stock options”);

•	restricted stock awards; and
•	restricted stock bonus awards.

Each of the above Stock Incentives will be evidenced by a stock incentive agreement executed by the registrant and the eligible recipient, in such form and with such terms and conditions as the Committee may, pursuant to the provisions of the Plan, determine in their discretion from time to time.

Awards of Stock Incentives under the Plan may be made to employees of the registrant and its subsidiaries, non-employee directors, and consultants or advisors that provide services (other than the offering, sale or marketing of the registrant’s securities) to the registrant or its subsidiaries (collectively, the “Participants”). Only employees are eligible to receive a grant of incentive stock options.

With respect to each grant of an incentive stock option to a Participant who is not a shareholder holding more than 10% of the registrant’s total voting stock (“ten-percent shareholder”), the exercise price will not be less than the fair market value of the shares, which is equal to the closing sales price of the common stock on the grant date (“Fair Market Value”). With respect to each grant of an incentive stock option to a recipient who is a ten-percent shareholder, the exercise price will not be less than 110% of the Fair Market Value of the shares.

Stock options may not be exercised after the tenth anniversary of the grant date, except that any incentive stock option granted to a ten-percent shareholder may not be exercised after the fifth anniversary of the grant date.

A stock option issued under the Plan may not be transferable or assignable, except by the laws of descent and distribution, and may be exercisable only by the Participant. However, a non-qualified stock option may be transferred by the Participant as a bona fide gift to his or her spouse, lineal descendant or ascendant, siblings, and children by adoption.

Payment for shares purchased pursuant to exercise of a stock option may be made in cash or, where expressly approved by the Committee, by delivery to the registrant of a number of shares that have been owned and completely paid for by the Participant for at least six months prior to the date of exercise, or a combination thereof. In addition, the stock option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T, applicable to cashless exercises promulgated by the Board of Governors of the Federal Reserve System, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. Except as otherwise provided in the Plan, payment must be made at the time that the stock option, or any part thereof, is exercised, and no shares shall be issued or delivered to the Participant upon exercise of the option until full payment has been made by the Participant. Unless prohibited by the Sarbanes-Oxley Act of 2002, in the sole discretion of the Committee, a stock option may be exercised by delivery to the registrant of a promissory note executed by the Participant, with such other terms and conditions as the Committee may determine. Other methods of payment may also be used if approved by the Committee in its sole and absolute discretion and provided for under the related stock incentive agreement.

The Committee may approve the repricing of all or any portion of outstanding stock options granted under the Plan without the additional approval of the shareholders.

A stock bonus is an award of shares under the Plan for extraordinary service to the registrant or any subsidiary. The Committee will determine the number of shares to be awarded and any conditions, criteria, or performance requirements applicable to the stock bonus.

A stock award is an offer by the registrant to sell to an eligible person shares that may or may not be subject to restrictions. The Committee may determine the terms, conditions, restrictions, and other provisions of each stock award. Stock awards issued under the Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment of performance goals established pursuant to the business criteria listed in the Plan, or based upon any other criteria that the Committee may determine appropriate. The purchase price of shares sold pursuant to a stock award will be determined by the registrant on the date the stock award is granted but may not be less than the Fair Market Value of the registrant’s common stock on the date of grant, provided however, in the case of a sale, a holder of 10% or more of the registrant’s common stock, the purchase price shall not be less than 110% of the Fair Market Value.

The Committee may attach a right to repurchase all, or any portion of, a Stock Award under the Plan.

The Board of Directors or the Committee may suspend, terminate, or amend the Plan from time to time except that certain amendments as specified in the Plan may not be made without the approval of the registrant’s shareholders, including an amendment to increase the number of shares reserved and issuable under the Plan, to extend the term of the Plan, or to decrease the minimum exercise price of any Stock Incentive. The Board of Directors or the Committee may also modify, amend or cancel any Stock Incentive granted under the Plan, including the repricing of any outstanding Stock Options granted under the Plan; provided, however, that without the consent of the Participant affected, no such modification, amendment or cancellation may diminish the rights of such Participant under the Stock Incentive previously granted under the Plan.

Prior to the Merger discussed below, on September 27, 2006, the registrant entered into a Second Amendment to Agreement and Plan of Merger in order to amend Sections 1.3(a) and 4.3 and Schedules 1.3(b), 1.7(b), 1.10 and Schedule IV of the Agreement and Plan of Merger which was originally entered into between the registrant and GeoVax, Inc. on January 20, 2006 and initially amended on June 29, 2006 (as amended, the “Merger Agreement”). The purpose of the amendment to Section 1.3(b) of the Merger Agreement was to adjust the conversion ratio such that the registrant would issue 29.6521 shares of its common stock for each share of GeoVax, Inc. common stock. The conversion ratio was previously 29.2832 to 1. This change resulted from a correction of the number of issued and outstanding shares of GeoVax, Inc. provided in Section 4.3 of the Merger Agreement. The amendment to Section 4.3 changes the number of issued and outstanding shares of GeoVax, Inc. common stock from 10,756,983 to 10,548,648. These changes do not affect the total number of shares of the registrant’s common stock issuable to the GeoVax, Inc. shareholders pursuant to the Merger Agreement. The amended Schedule 1.7(b) provides the names of the registrant’s new officers and directors effective as of the closing of the Merger Agreement. The amended Schedules 1.10 and IV provide updated numbers of outstanding options and warrants of the registrant and GeoVax, Inc. as of the closing of the Merger Agreement. The foregoing discussion is qualified in its entirety by reference to the amendment attached as an exhibit to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 28, 2006, in accordance with the terms of the Merger Agreement, the merger between the registrant and GeoVax, Inc. (the “Merger”) was consummated. Following the Merger, shareholders of GeoVax, Inc. received a total of 490,332,103 shares of the registrant’s 708,326,669 shares of common stock outstanding. Section 1.4(e) of the Merger Agreement contemplated that there would be 733,332,879 shares of common stock outstanding at the closing of the Merger. However, this number assumed the sale and issuance of a total of $13 million of the registrant’s common stock, as provided in Section 6.1(b) of the Merger Agreement. Of this amount, the registrant has sold and issued $2 million of common stock thus far. (See discussion below under the heading “Recent sales of unregistered securities.”)

Description of the registrant’s business.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Risk factors.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Financial information.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Properties.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Security ownership of certain beneficial owners and management.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Directors and executive officers.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006. While named in the definitive information statement as a director designee, Mr. David Kennedy resigned from the Board of Directors of GeoVax, Inc. prior to the consummation of the Merger. As a result, Mr. Kennedy did not become a director of the registrant at the closing of the Merger as previously planned. Mr. Kennedy cited personal reasons for his resignation. Mr. Kennedy’s resignation was not as a result of a disagreement with the registrant or Geovax, Inc. on any matter relating to its operations, policies or practices.

Certain relationships and related transactions.

On December 1, 2001, GeoVax, Inc. and Emory University entered into an Equipment and Ground Sublease. Emory University owns approximately 31.4% of the registrant’s common stock. Pursuant to the lease, GeoVax, Inc. rents the premises located at 1256 Briarcliff Road, Atlanta, Georgia 30322. The sublease is month-to-month. The base rent was $980 per month plus 50% of the expenses attributable to the premises until August 18, 2003 when GeoVax, Inc. increased the amount of space it subleased. At that time the rent obligation increased to $4,248, plus 50% of the expenses.

On August 23, 2002 the registrant and Emory University entered into a License Agreement. Pursuant to the License Agreement, Emory University has sublicensed to GeoVax, Inc. certain technology rights (including patents) acquired pursuant to an Interinstitutional Agreement dated June 23, 2004 between Emory University and the Public Health Service. GeoVax, Inc. is required to pay to Emory University royalties and maintenance fees in accordance with the License Agreement. The License Agreement will end on the expiration date of the last to expire of the licensed patents, unless sooner terminated due to (i) a failure by GeoVax, Inc. to pay any amount due under the License Agreement, (ii) a material breach of any term or provision of the License Agreement that is not cured within 30 days of receipt of written notice provided by the non-breaching party, (iii) the transfer by GeoVax, Inc. of substantially all of its assets for the benefit of creditors or commencement of a proceeding under federal or state bankruptcy, insolvency or similar laws or the declaration by a court of competent jurisdiction determining that GeoVax, Inc. is insolvent or bankrupt; or (iv) upon 90 days written notice to Emory University by GeoVax, Inc.

On December 20, 2002 GeoVax, Inc. entered into an employment agreement with Donald G. Hildebrand, its President. Pursuant to the employment agreement, Mr. Hildebrand receives a base salary of $180,000 annually. Mr. Hildebrand may earn a bonus of up to $75,000 per year, which bonus may be paid in cash, in stock, or in a combination of cash and stock. In conjunction with the employment agreement, GeoVax, Inc. has agreed to pay for a term policy of life insurance in the amount of $500,000 and long term disability insurance the benefits of which will begin 90 days after the date of disability, with coverage to replace 70% of annual compensation and to reimburse Mr. Hildebrand for state and federal income taxes paid in relation to medical and dental insurance premiums paid on his behalf by his former employer. Mr. Hildebrand’s employment may be terminated with cause or without cause. If he is terminated without cause, GeoVax, Inc. has agreed to provide him with 30 days notice and to continue his salary for a period of nine months after the effective date of termination. Mr. Hildebrand has agreed to keep confidential GeoVax, Inc.’s trade secrets and confidential information. He has also agreed, for a period of two years following the termination of his employment, not to attempt to recruit employees from GeoVax, Inc. The employment agreement includes an arbitration provision.

By Subscription Agreement dated March 22, 2004, IP Squared Biotech, LLC, a limited liability company of which David Kennedy is a member, entered into an agreement with GeoVax, Inc. pursuant to which it purchased 2,500,000 shares of GeoVax, Inc. common stock for the sum of $3,000,000. In accordance with the Subscription Agreement, IP Squared Biotech, LLC paid $250,000 of the purchase price with cash. GeoVax, Inc. accepted a security interest, in accordance with the terms of a Security Agreement dated March 22, 2004, in 2,291,665 shares of GeoVax, Inc. common stock as security for the payment of the balance of the purchase price, which amounted to $2,750,000, all of which has been paid.

Market price of and dividends on common equity and related shareholder matters.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Description of securities to be registered.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Financial statements.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Changes in and disagreements with accountants on accounting and financial disclosure.

The registrant incorporates by reference the information included in the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

Executive compensation.

The following table sets forth information as to the compensation paid or accrued during the past three fiscal years to Mr. Andrew J. Kandalepas, our former Chief Executive Officer and President.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Awards
Name and				Securities underlying
Principal Position	Year	Salary ($)	Bonus ($)	Options (#)

Andrew J. Kandalepas	2005	$195,000	$0	0
Chief Executive Officer	2004	$195,000	$0	0
President	2003	$195,000	$0	0

There were no stock options granted to or exercised by our executive officers during the last completed fiscal year.

There are no employment contracts between the registrant and any executive officer.  There is an employment agreement between Geovax, Inc. and Mr. Donald Hildebrand.  This agreement is described above in the section titled "Certain Relationships and Related Transactions."

With the exception of the employment agreement between Geovax, Inc. and Mr. Hildebrand, the registrant has no compensatory plan or arrangement that results or will result in the payment of more than $100,000 to an executive officer as a result of his resignation, retirement or any other termination of his employment with the registrant and its subsidiaries or from a change-in-control of the registrant or a change in his responsibilities following a change-in-control.

Legal proceedings.

The registrant is not currently involved in any legal proceeding.

Recent sales of unregistered securities.

On or about June 20, 2006, the registrant sold and issued two convertible promissory notes to an accredited investor, each in the principal amount of $1 million, for aggregate proceeds of $2 million. Each note was converted into 3,333,333 shares of the registrant’s common stock upon the amendment of the registrant’s articles of incorporation increasing the registrant’s authorized common stock to 850,000,000 shares, which occurred on or about September 18, 2006. The registrant relied on Rule 506 of Regulation D of the Securities Act of 1933 to issue the convertible promissory notes and common stock upon conversion thereof, inasmuch as the convertible promissory notes and underlying common stock were sold without any form of general solicitation or general advertising and the sales were made only to an accredited investor.

In conjunction with the Merger the registrant issued a total of 490,332,103 shares of the registrant’s 708,326,669 shares of common stock outstanding to the shareholders of GeoVax, Inc. in exchange for all of the issued and outstanding shares of GeoVax, Inc. As a result of the Merger, the former shareholders of GeoVax, Inc. currently own 69.2% of the registrant’s issued and outstanding shares of common stock. The registrant relied on Rule 506 of Regulation D of the Securities Act of 1933 to issue the common stock, inasmuch as the common stock was sold without any form of general solicitation or general advertising and sales were made only to accredited investors. The registrant intends to continue to seek equity financing by selling up to an additional $11 million of its securities as contemplated by Section 6.1(b) of the Merger Agreement. As securities are sold, the percentage ownership attributed to the former shareholders of GeoVax, Inc. will be diluted.

The registrant issued 20,000,000 shares of common stock to Mr. Andrew J. Kandalepas, its former Chief Executive Officer and President, for services rendered in connection with the Merger. The registrant relied on section 4(2) of the Securities Act of 1933 to issue the securities inasmuch as the registrant did not engage in general solicitation or advertising in making this offering and the offeree occupied an insider status relative to the registrant that afforded him effective access to the information registration would otherwise provide. These shares, while reported separately, are included in the number of issued and outstanding shares of the registrant reported in Item 2.01 above.

Indemnification of officers and directors.

The registrant is incorporated in the State of Illinois. Section 8.75 of the Illinois Business Corporation Act defines the powers of a corporation to indemnify its officers, directors, employees and agents. Aside from the discretionary indemnification permitted by subsections (a) and (b) of Section 8.75, subsection (c) of Section 8.75 requires the registrant to indemnify a present or former director, officer or employee who has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding so long as the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

The registrant has also adopted a by-law provision which stipulates that it shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, investigative or administrative, including by or in the right of the registrant, by reason of the fact that he is or was a director, officer, employee or agent of the registrant or fiduciary of any employee benefit plan maintained by the registrant, or who is or was a director, officer, employee or agent of the corporation of a fiduciary, or who is or was serving at the request of the registrant as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the registrant’s best interest and had no reasonable cause to believe his conduct was unlawful. No indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the registrant, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Any indemnification (unless ordered by a court) shall be made by the registrant only as authorized in the specific case, upon a determination that the director, officer, employee, agent or fiduciary has met the applicable standard of conduct. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtained, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

To the extent that a director, officer, employee or agent of the registrant or fiduciary has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in the preceding section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by him in connection therewith.

Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the registrant in advance of the final disposition of such action, suit or proceeding, as authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the registrant.

The indemnification provided by the registrant’s bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall incur to the benefit of the heirs, executors and administrators of such person.

The registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the registrant or fiduciary, or who is or was serving at the request of the registrant as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the registrant would have the power to indemnify him against such liability under the provisions of its bylaws.

Item 3.02	Unregistered Sales of Equity Security

As a result of the Merger, unregistered shares of common stock were issued to the shareholders of GeoVax, Inc. Please refer to the information included in Item 2.01 above.

Item 5.01	Changes in Control of the Registrant

As a result of the Merger, control of the registrant changed. Please refer to the information included in Item 2.03 above.

Item 5.02	Appointment of Principal Officers

On October 3, 2006, the registrant appointed Mark Reynolds as its Chief Financial Officer and Secretary. Mr. Reynolds is a seasoned financial executive with over 20 years of experience with both private and publicly-held companies. From 2002 to the present, Mr. Reynolds has been a financial consultant to companies in the biotechnology and consumer healthcare fields, serving as a part-time Chief Financial Officer or Controller. From 2003 to the present, before being named Chief Financial Officer of Geovax, Inc., Mr. Reynolds provided financial and accounting services to Geovax, Inc. as an independent contractor. From 2004 to the present, Mr. Reynolds has served as Chief Financial Officer for HealthWatchSystems, Inc. a privately-held company in the consumer healthcare industry, a position which he continues to hold. From 2004 to 2006 he served as Chief Financial Officer for Duska Therapeutics, Inc., a publicly-held biotechnology company. From 1988 to 2002 Mr. Reynolds was first Controller and later Chief Financial Officer and Corporate Secretary for CytRx Corporation, a publicly-held biopharmaceutical company. Mr. Reynolds began his career as an auditor with Arthur Andersen & Co. from 1985 to 1988. He is a licensed CPA and member of the American Society of CPAs, the Georgia Society of CPAs and the Georgia Biomedical Partnership. Mr. Reynolds is 45 years old. There is no relationship between Mr. Reynolds and any of the registrant’s officers or directors. Mr. Reynolds has not had a direct or indirect material interest in any transaction or proposed transaction to which the registrant was, or is to be, a party.

Item 5.06	Change in Shell Company Status

As a result of the Merger, the registrant has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 above for a detailed description of the Merger and the registrant’s business following the consummation of the Merger.

Item 8.01	Other Matters

On September 28, 2006, the registrant changed its name to GeoVax Labs, Inc. and changed its address and telephone number to 1256 Briarcliff Road, N.E., Emtech Bio Suite 500, Atlanta, Georgia 30306, (404), 727-0971.

Item 9.01	Financial Statements and Exhibits

(a)     Audited financial statements of GeoVax, Inc. for the fiscal years ended December 31, 2005 and December 31, 2004 are incorporated by reference from the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

(b)     Interim financial statements of GeoVax, Inc. for the three month and six month periods ended June 30, 2006 are incorporated by reference from the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

(c)     The registrant’s unaudited pro forma combined financial statements as of June 30, 2006 are incorporated by reference from the definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

(d)     The following exhibits are filed with this Current Report:

2.     Agreement and Plan of Merger by and among GeoVax, Inc., GeoVax Acquisition Corporation and Dauphin Technology, Inc. dated January 20, 2006 (1)
2.1   First Amendment to Agreement and Plan of Merger dated February 29, 2006 (2)
3.1   Articles of Incorporation*
3.1.2   Articles of Merger dated September 16, 1991*
3.1.3      Articles of Amendment to Articles of Incorporation (3)
3.2   Bylaws*
10.1    GeoVax Labs, Inc. 2006 Equity Incentive Plan (3)
10.2    License Agreement dated August 23, 2002 between Emory University and GeoVax, Inc.*

10.3    License Amendment to L-286-2002/0 Based on License Application A-082-2004 between the National Institutes of Health and GeoVax, Inc.*
10.4    Technology Sale and Patent License Agreement between MFD Inc. and GeoVax, Inc. dated December 26, 2004*
10.5    Clinical Trial Agreement based on Protocol HVTN 065 between the Division of AIDS National Institute of Allergy and Infectious Diseases and GeoVax, Inc. dated April 28, 2005*
10.6       Employment Agreement between Donald G. Hildebrand and GeoVax, Inc. dated December 20, 2002*
10.7       Equipment and Ground Sublease made between EmTech Biotechnology Development, Inc. and GeoVax, Inc.*
10.8       Equipment and Ground Sublease Amendment No. 2 dated August 18, 2003*
10.9       Subscription Agreement dated March 22, 2004 between GeoVax, Inc. and IP Squared Biotech, LLC*
10.10     Security Agreement dated March 22, 2004 between GeoVax, Inc. and IP Squared Biotech, LLC.*
10.11     Second Amendment to Agreement and Plan of Merger, dated September 27, 2006, by and among Dauphin Technology Inc., GeoVax Acquisition Corp. and GeoVax, Inc.*
10.12     Convertible Promissory Note dated June 20, 2006 by the registrant in favor of Diamantis Antonopoulos, in the principal amount of $1,000,000.*
10.13     Convertible Convertible Promissory Note dated June 20, 2006 by the registrant in favor of Diamantis Antonopoulos, in the principal amount of $1,000,000.*

_______________________________
*Filed herewith.
(1) Incorporated by reference from the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 24, 2006.
(2) Incorporated by reference from the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2006.
(3) Incorporated by reference from the registrants definitive information statement filed with the Securities and Exchange Commission on August 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006

GEOVAX LABS, INC.

By:	/s/ Donald G. Hildebrand
Donald G. Hildebrand, Chief Executive Officer